Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of GelTech Solutions, Inc. (the “Company”) on Form 10-K for the six months ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Peter Cordani, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Cordani Peter Cordani Chief Executive Officer (Principal Executive Officer)

Dated: March 31, 2016

In connection with the Transition Report of GelTech Solutions, Inc. (the “Company”) on Form 10-K for the six months ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Hull, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Hull
Michael Hull Chief Financial Officer (Principal Financial Officer)

Dated: March 31, 2016